UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire		03867
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 603-330-5850

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.001 per Share)	AIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry Into a Material Definitive Agreement.

On May 28, 2019, Albany International Corp. (the “Company”) entered into a fee side letter (the “Fee Side Letter”) with Standish Family Holdings, LLC and J.S. Standish Company (together, the “Selling Stockholders”) pursuant to which the Selling Stockholders generally agreed to bear the costs associated with a secondary offering of shares of the Company’s Class A common stock, par value $0.001 per share, to be issued upon conversion of an equal number of shares of the Company’s Class B common stock, par value $0.001 per share (the “Offering”), and any registration statement related thereto. As of May 8, 2019, the Selling Stockholders and related persons (including Christine L. Standish, a director of the Company, and John C. Standish) held in the aggregate shares of the Company’s common stock entitling them to cast approximately 52.7 percent of the combined votes entitled to be cast by all stockholders of the Company. Ms. Standish and Lee C. Wortham are directors of the Company and are executive officers and board members of J.S. Standish Company.

The foregoing description of the Fee Side Letter does not purport to be complete, and is qualified in its entirety by reference to the Fee Side Letter, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 Other Events.

On May 28, 2019, the Company issued a press release announcing the launch of the Offering, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fee Side Letter, dated May 28, 2019.

99.1	Press release of Albany International Corp., dated May 28, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan
Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: May 28, 2019